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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 18, 2005

                         Magellan Petroleum Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

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
                 1-5507                                    06-0842255
        (Commission File Number)               (IRS Employer Identification No.)
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
   10 Columbus Boulevard, Hartford, CT                       06106
(Address of Principal Executive Offices)                   (Zip Code)
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                                  860-293-2006
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

     On October 18, 2005, Magellan Petroleum Corporation (the "Company") announced its intention to commence an Exchange Offer for all of the outstanding ordinary shares of Magellan Petroleum Australia Limited, the Company's 55.13% owned subsidiary ("MPAL"), not currently owned by the Company.

     A copy of the Company's press release dated October 18, 2005 regarding the Exchange Offer is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

     On October 18, 2005, the Company's Chairman, Walter McCann, sent a letter regarding the Exchange Offer to Rodney F. Cormie, Chairman of the Board of MPAL. A copy of Mr. McCann's letter is filed herewith as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

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
99.1 Press Release of the Company, dated October 18, 2005, regarding the Exchange Offer.

99.2   Letter of Walter McCann, Chairman of the Board of the Company to Rodney
       F. Cormie, Chairman of the Board of MPAL, dated October 18, 2005.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         MAGELLAN PETROLEUM CORPORATION


                                         By: /s/ Daniel J. Samela
                                             -----------------------------------
                                         Name: Daniel J. Samela
                                         Title: President,
                                                Chief Executive Officer And
                                                Chief Financial Officer

Dated: October 18, 2005


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                                  EXHIBIT INDEX

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
Exhibit No.   Description                                               Page No.
-----------   -----------                                               --------
    99.1      Press Release of the Company dated October 18, 2005,
              regarding the Exchange Offer.                                 5

    99.2      Letter of Walter McCann, Chairman of the Board of the
              Company to Rodney F. Cormie, Chairman of the Board of
              MPAL, dated October 18, 2005, regarding the Exchange         13
              Offer.
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